                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report - March 18, 2003
                                          --------------

                          CODORUS VALLEY BANCORP, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        Pennsylvania              0-15536                  23-2428543
        ------------              -------                  ----------
        (State or other           (Commission File         (IRS Employer
        jurisdiction of           Number)                  Number)
        of incorporation)

   105 Leader Heights Road
   P.O. Box 2887
   York, Pennsylvania                                      17405-2887
   ------------------                                      ----------
   (Address of principal executive offices)                (Zip code)

   Registrant's telephone number including area code:      717-747-1519
                                                           ------------
                                       N/A
                                       ---
             (Former name or address, if changed since last report)

        Page 1 of 23 sequentially numbered pages in manually signed copy
                          Exhibit Index found on page 3

                                       1

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                          CODORUS VALLEY BANCORP, INC.
                                    FORM 8-K

Item 5. Other events.

The registrant hereby files: an Amendment to the Employment Agreement by and among PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Larry J. Miller dated October 1, 1997 and Executive Employment Agreement dated January 1, 1993 between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc. and Larry J. Miller; a Change of Control Agreement between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Jann A. Weaver, dated October 1, 1997; and a Change of Control Agreement between PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp, Inc., and Harry
R. Swift, dated October 1, 1997.

Item 7. Financial statements, pro forma financial information and exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

No.      Description
--       -----------
10.1     Amendment to the Employment Agreement by and among
         PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp,
         Inc., and Larry J. Miller dated October 1, 1997 and Executive
         Employment Agreement dated January 1, 1993 between
         PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp,
         Inc. and Larry J. Miller

10.2     Change of Control Agreement between PeoplesBank, A Codorus
         Valley Company, Codorus Valley Bancorp, Inc., and Jann A.
         Weaver, dated October 1, 1997

10.3     Change of Control Agreement between PeoplesBank, A Codorus
         Valley Company, Codorus Valley Bancorp, Inc., and Harry R.
         Swift, dated October 1, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
  (Registrant)

Date: March 18, 2003                              /s/ Larry J. Miller
                                                  -------------------
                                                  Larry J. Miller
                                                  President and Chief
                                                  Executive Officer
                                                  (Principal Executive Officer)

                                  EXHIBIT INDEX

                                                                                    Page Number
                                                                                    in Manually
Exhibit                                                                         Signed Original
-------                                                                         ---------------
10.1     Amendment to the Employment Agreement by and among                            4
         PeoplesBank, A Codorus Valley Company, Codorus Valley Bancorp,
         Inc., and Larry J. Miller dated October 1, 1997 and Executive
         Employment Agreement dated January 1, 1993 between PeoplesBank,
         A Codorus Valley Company, Codorus Valley Bancorp, Inc. and
         Larry J. Miller

10.2     Change of Control Agreement between PeoplesBank, A Codorus                    15
         Valley Company, Codorus Valley Bancorp, Inc., and Jann A.
         Weaver, dated October 1, 1997

10.3     Change of Control Agreement between PeoplesBank, A Codorus                    19
         Valley Company, Codorus Valley Bancorp, Inc., and Harry R.
         Swift, dated October 1, 1997

                                       3